Exhibit 24
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors (each, a “Signatory”) of Numerex Corp., a corporation organized under the laws of the Commonwealth of Pennsylvania (the “Company”), hereby constitutes and appoints Stratton J. Nicolaides, Alan B. Catherall or Michael Kent (each, an “Agent”, and collectively, “Agents”), or any of them, his true and lawful attorney-in-fact and agent for and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 or any other appropriate form and all amendments or supplements (including any post-effective amendments) thereto, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto, relating to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as full to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Signature	Title	Date

	Chief Executive Office and Chairman	January 19, 2007
Stratton J. Nicolaides	(Principal Executive Officer)

	Chief Financial Officer and Principal Accounting Officer	January 19, 2007
Alan B. Catherall	(Principal Financial and Accounting Officer)

	Director	January 19, 2007
Brian C. Beazer

	Director	January 19, 2007
George Benson

Signature	Title	Date

	Director	January 19, 2007
Nicholas A. Davidge

	Director	January 19, 2007
Matthew J. Flanigan

	Director	January 19, 2007
John G. Raos

	Director	January 19, 2007
Andrew J. Ryan